UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     October 1, 2007

       J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10
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                         (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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           (Exact name of the depositor as specified in its charter)

  JPMorgan Chase Bank, N.A., UBS Real Estate Securities Inc., Nomura Credit & Capital Inc., Eurohypo AG, New York Branch and PNC Bank, National Association
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            (Exact name of sponsors as specified in their charters)


Delaware                           333-140804-01                13-3789046
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     (State or other         (Commission File Number         (IRS Employer
jurisdiction incorporation     of issuing entity)       Identification of No. of
   of the Depositor)                                           Depositor)

        270 Park Avenue
        New York, New York                                          10017
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(Address of principal executive offices of the Depositor)         (Zip Code)


Depositor's telephone number, including area code   (212) 270-5918
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      Change in Control of Trustee. Effective October 1, 2007, Bank of America Corporation, parent corporation of Bank of America, N.A. and Banc of America Securities LLC, has acquired ABN AMRO North America Holding Company, parent company of LaSalle Bank Corporation and LaSalle Bank National Association ("LaSalle"), from ABN AMRO Bank N.V. LaSalle is the trustee for the certificates offered pursuant to the Prospectus Supplement dated March 26, 2007 with respect to the J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 3, 2007                 J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.



                                       By: /s/ Bianca Russo
                                           -------------------------------------
                                           Name:  Bianca Russo
                                           Title: Vice President and Secretary
                                                  of the Depositor